UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2005

Arena Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31161	23-2908305
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

6166 Nancy Ridge Drive, San Diego, California 92121
(Address of Principal Executive Offices) (Zip Code)

(858) 453-7200
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 26, 2005, Arena Pharmaceuticals, Inc. issued a press release announcing its financial results for the first quarter 2005.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Press release issued April 26, 2005, announcing financial results for the first quarter 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2005	Arena Pharmaceuticals, Inc.,
a Delaware corporation

	By:	/s/ Jack Lief
Jack Lief
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued April 26, 2005, announcing financial results for the first quarter 2005.